Exhibit 99.2






                                ANNUAL REPORT OF

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP

                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                                 C O N T E N T S


                                                               Page


INDEPENDENT AUDITOR'S REPORT                                      i

FINANCIAL STATEMENTS

   Balance Sheets                                                ii

   Statements of Income                                         iii

   Statements of Changes in Stockholders' Equity                 iv

   Statements of Cash Flows                                       v

   Notes to Financial Statements                            vi - ix

                          INDEPENDENT AUDITOR'S REPORT


Mr. Thomas Kristofco, President
Blair Management Services, Inc.
d/b/a Blair Technology Group
3375 Lynnwood Drive
Altoona, PA 16602


We have audited the accompanying balance sheets of Blair Management Services, Inc. (a Subchapter-S Corporation) as of December 31, 2004 and 2003, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blair Management Services, Inc. at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ Young, Oakes, Brown & company, P.C




December 16, 2005
                                       -i-

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                                 BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                             2004            2003
                                                          -----------    -----------
       ASSETS

Current Assets
   Cash                                                   $   528,647    $   420,108
   Accounts Receivable                                        609,022        750,341
   Commissions and Royalties Receivable,
     net of abatement of $18,523 and $12,179                    3,588         11,413
   Prepaid Expenses                                           115,640        124,071
                                                          -----------    -----------

     Total Current Assets                                 $ 1,256,897    $ 1,305,933
                                                          -----------    -----------
Property and Equipment
   Leasehold Improvements                                 $    11,881    $    11,881
   Office Equipment                                           297,272        296,416
   Automobiles                                                104,604        102,027
                                                          -----------    -----------

                                                          $   413,757    $   410,324
   Less:  Accumulated Depreciation                           (298,427)      (252,571)
                                                          -----------    -----------

     Net Property and Equipment                           $   115,330    $   157,753
                                                          -----------    -----------
Other Assets
   Commissions and Royalties Receivable                   $    32,329    $    46,723
   Research and Development Costs, Net of
     Accumulated Amortization of $37,875 and $28,963            6,684         15,596
   Security Deposit                                             6,340          6,845
                                                          -----------    -----------

     Total Other Assets                                   $    45,353    $    69,164
                                                          -----------    -----------

       TOTAL ASSETS                                       $ 1,417,580    $ 1,532,850

       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts Payable                                       $    39,126    $    86,645
   Payroll Taxes Payable                                       10,197              0
   Sales Tax Payable                                              344          1,243
   Compensated Absences Payable                                51,388         47,252
   Unearned Revenue                                           136,977        182,704
   Accrued Taxes and Expenses                                  23,866         20,466
                                                          -----------    -----------

     Total Current Liabilities                            $   261,898    $   338,310
                                                          -----------    -----------
Stockholders' Equity
   Common Stock, No Par Value, 1,000 Shares Authorized,
     300 Shares Issued and Outstanding                    $        65    $        65
   Additional Paid-In Capital                                 128,756        128,756
   Retained Earnings                                        1,030,517      1,069,375
   Treasury Stock, 150 Shares at Cost                          (3,656)        (3,656)
                                                          -----------    -----------

     Total Stockholders' Equity                           $ 1,155,682    $ 1,194,540
                                                          -----------    -----------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 1,417,580    $ 1,532,850
                                                          ===========    ===========

            See Accompanying Notes and Independent Auditor's Report

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                              STATEMENTS OF INCOME
                     YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                     2004          2003
                                                     ----          ----

Revenues
   Project Management Service Income              $4,489,316   $5,408,717
   Conference Revenues                                62,469            0
                                                  ----------   ----------

     Total Revenues                               $4,551,785   $5,408,717
                                                  ----------   ----------
Operating Expenses
   Salaries                                       $1,722,546   $1,570,408
   Subcontractor Fees                              1,617,332    2,780,495
   Payroll Taxes                                     136,741      124,588
   Employee Benefits                                  91,194       89,976
   Profit-Sharing Plan                                13,162       15,301
   Rent                                               74,565       74,565
   Travel                                            101,568       33,181
   Corporate and Other Taxes                          32,194       32,472
   Internet Recruiting Site Fees                      24,863       26,430
   Amortization                                        8,912        8,912
   Advertising                                        31,131       23,142
   Depreciation                                       45,856       39,296
   Insurance                                          67,153       40,394
   Legal, Accounting, and Consulting                  17,865       15,055
   Office Expenses                                    14,969       18,863
   Bad Debts                                           2,914        5,098
   Continuing Education and Training                   1,965        2,141
   Auto Expense                                        3,471        9,254
   Repairs and Maintenance                             9,404       15,709
   Professional Dues                                   5,668        7,295
   Professional Literature                               174          328
   Telephone                                          24,018       23,137
   Utilities                                           8,513        7,815
   Miscellaneous                                           0          169
   Meals and Entertainment                             4,467        4,029
   Postage                                             3,594        6,929
   Royalty Abatement                                  18,523       12,179
   Conference                                         55,365            0
                                                  ----------   ----------

     Total Operating Expenses                     $4,138,127   $4,987,161
                                                  ----------   ----------

     Net Income from Operations                   $  413,658   $  421,556
                                                  ----------   ----------

Other Income                                      $    9,935   $    4,742
                                                  ----------   ----------

     Net Income                                   $  423,593   $  426,298
                                                  ==========   ==========

            See Accompanying Notes and Independent Auditor's Report

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2004 AND 2003



                                             Additional
                                 Common       Paid-In       Retained      Treasury
                                 Stock        Capital       Earnings        Stock          Total
                              -----------   -----------   -----------    -----------    -----------
Balance - December 31, 2002   $        65   $   128,756   $   914,824    $    (3,656)   $ 1,039,989

   Net Income                           0             0       426,298              0        426,298

   Dividends                            0             0      (271,747)             0       (271,747)
                              -----------   -----------   -----------    -----------    -----------

Balance - December 31, 2003   $        65   $   128,756   $ 1,069,375    $    (3,656)   $ 1,194,540

   Net Income                           0             0       423,593              0        423,593

   Dividends                            0             0      (462,451)             0       (462,451)
                              -----------   -----------   -----------    -----------    -----------

Balance - December 31, 2004   $        65   $   128,756   $ 1,030,517    $    (3,656)   $ 1,155,682
                              ===========   ===========   ===========    ===========    ===========



            See Accompanying Notes and Independent Auditor's Report

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                            2004         2003
                                                         ---------    ---------
Cash Flows from Operating Activities
   Net Income                                            $ 423,593    $ 426,298

   Adjustments to Reconcile Net Income to Net
     Cash Provided by Operating Activities:

     Depreciation                                           45,856       39,296
     Amortization                                            8,912        8,912
     (Increase) Decrease in:
       Accounts Receivable                                 163,538      387,564
       Prepaid Expenses                                      8,431      (66,072)
       Other Assets                                            505            0
     Increase (Decrease) in:
       Accounts Payable                                    (47,519)    (189,619)
       Accrued Expenses                                      3,400       (9,729)
       Payroll and Other Taxes                               9,298       (3,534)
       Unearned Revenue                                    (45,727)      31,550
       Compensated Absences                                  4,136      (16,918)
                                                         ---------    ---------

       Net Cash Provided by Operating Activities         $ 574,423    $ 607,748
                                                         ---------    ---------
Cash Flows from Investing Activities
   Purchases of Property and Equipment                   ($  3,433)   $(100,280)
                                                         ---------    ---------

Cash Flows from Financing Activities
   Dividends to Stockholders                             $(462,451)   $(271,747)
                                                         ---------    ---------

       Net Increase (Decrease) in Cash                   $(108,539)   $ 235,721

Cash Balance - Beginning of Year                           420,108      184,387
                                                         ---------    ---------

Cash Balance - End of Year                               $ 528,647    $ 420,108
                                                         =========    =========





            See Accompanying Notes and Independent Auditor's Report

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

Note A:       Summary of Significant Accounting Policies

              Business Activity
              The acquisition of the Company as of October 14, 2005 is discussed in Note J. Blair Technology Group was incorporated in the Commonwealth of Pennsylvania on January 6, 1992. The Corporation's principal business is the provision of information technology consulting and staffing services. The Information Technology segment of the Corporation specializes in web enabled business continuity planning, technology utilization reviews, strategic technology planning, network design, network installation, network security, and objective third-party system selection and implementation. The staffing services segment specializes in information technology staffing for its client's permanent and contract needs. The Company operates primarily in the mid-Atlantic region of the United States.

              Financial Statement Presentation
              The accompanying financial statements have been prepared in accordance with generally accepted accounting principles and on a continuing operations basis. The presentation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              Concentrations
              Financial instruments that potentially subject the Corporation to credit risk include cash balances at banks that exceeded the related federal deposit insurance coverage by $385,724.

              The Corporation derives substantial revenue from businesses in need of information technology consulting and staffing services and grants credit to these customers in the normal course of business. Sales to two customers represented 52% and 59% of total sales for the years ended December 31, 2004 and 2003.

              Cash and Cash Equivalents
              For purposes of the statement of cash flows, the Corporation considers all instruments with an original maturity of three months or less to be cash equivalents.

              Accounts Receivable
              Management closely monitors outstanding accounts receivable and charges off to expense any balances that are determined to be uncollectible. At December 31, 2004, the Company considered all remaining accounts receivable to be fully collectible. Accordingly, there was no allowance for doubtful accounts. Bad debt expense was $2,914 for 2004.

              Property and Equipment
              For financial statement purposes, property, equipment, and leasehold improvements are recorded at cost and are depreciated using the straight-line method over a period of 3 - 7 years. When property or equipment is sold or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income. Maintenance and repairs are charged to expense in the period incurred.

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
                                   (CONTINUED)


Note A:       Summary of Significant Accounting Policies (Continued)

              Unearned Revenue
              Unearned revenue represents retainers received for services not yet rendered. Income is recognized when services are performed.

              Advertising
              Nondirect-response advertising costs, amounting to $31,131 and $23,142 in 2004 and 2003 were expensed as incurred.

Note B:       Income Taxes

              The Corporation is taxed as an S Corporation under the Internal Revenue Code and applicable state statues. Under an S Corporation election, the income of the Corporation flows through to the stockholders to be taxed at the individual level rather than the corporate level. Accordingly, the Corporation will have no federal tax liability as long as the S Corporation election is in effect.

              The Corporation in addition to being a Subchapter S Corporation has elected to report its taxable income on the cash basis of accounting. The cumulative cash to accrual adjustment would produce additional taxable income of $563,000 and $661,000 for 2004 and 2003.

Note C:       Line of Credit

              The Corporation has an available line of credit with First National Bank of PA for $250,000. The line of credit bears interest at prime plus .25% and is secured by all assets of the Corporation. No amounts were outstanding at December 31, 2004 or 2003.

Note D:       Defined Contribution Retirement Plan

              The Corporation sponsors a profit-sharing 401(k) retirement plan covering substantially all employees. The Corporation's expense related to this plan totaled $13,162 and $15,301 for 2004 and 2003. Under the plan, the Corporation contributed 25% up to 5% of employees' gross pay at the end of the year.

Note E:       Operating Leases

              In addition to the related party lease described in Note G, the Corporation also leases office space under an operating lease. The lease had a term from December 2001 to November 2003, and it has been renewed each year since then. Annual rent expense under this operating lease amounted to $23,392 for 2004 and 2003. At December 31, 2004, the future minimum lease payments under this operating lease follows:

                    December 31, 2005         $21,443

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
                                   (CONTINUED)


Note F:       Research and Development Costs

              The costs of materials and labor related to research and development activities that have alternative future uses were capitalized and are being amortized over their useful life of 60 months. Management periodically reviews and revises, when necessary, its estimate of useful lives.

Note G:       Related Party Transactions

              Blair Management Services, Inc. leases their building from KF Properties, which is 100% owned by two of the stockholders. The lease began in July 1997 and has four renewal periods in five year increments. The original terms of the lease were monthly payments of $4,500 with automatic annual increases of 4% unless waived by the lessor. The lease contains provisions that rent can be adjusted upward in certain years to ensure that the rent, at a minimum, equals the amount of debt service. The lessor has the right to adjust the lease at any time, and as of July 2002, the 4% increase was waived and a decrease of $1,000 per month was authorized. Lease payments under this lease amounted to $51,172 in 2004 and 2003, and are expected to increase to $54,000 for 2005.

              The following reflects the minimum lease payments required under the above operating lease for future periods.

                      2005                          $  54,000
                      2006                             54,000
                      2007                             54,000
                      2008                             54,000
                      2009                             54,000
                      2010 and Thereafter             135,000

Note H:       Commissions and Royalties Receivable

              The Corporation has an agreement with Strohl Systems Group, Inc. to receive commissions and royalties in exchange for consulting and intellectual property ownership. The schedule of payments for the long-term portion follows:

                      2006                          $23,167
                      2007                            5,530
                      2008                            1,330
                      2009                              719
                      2010                              719
                      Thereafter                        864
                                                    -------
                                                    $32,329
                                                    =======

                         BLAIR MANAGEMENT SERVICES, INC.
                          d/b/a BLAIR TECHNOLOGY GROUP
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003
                                   (CONTINUED)


Note I:       Variable Interest Entities

              In December 2003, the FASB issued revised Interpretation No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 requires nonpublic companies with a variable interest in a variable interest entity to apply this guidance as of the beginning of the period beginning after December 15, 2004 for existing interests and immediately for new interests. The application of the guidance could result in the consolidation of a variable interest entity. The only potential variable interest entity with which the Company is associated is the lessor of a building as discussed in the following paragraph.

              The lessors' assets consist primarily of the building, land, and improvements with a net book value of $340,000, and its liabilities consist primarily of the mortgage in the amount of $159,000. Estimated fair value of the property is assumed to equal or exceed book value, therefore, consolidation would have a positive effect to equity. The lease, which expires in 2012 and has four subsequent five-year renewal options, is treated as an operating lease.

Note J:       Subsequent Event

              The Company entered into an acquisition agreement effective October 14, 2005, whereby the shareholders sold their stock for cash and common stock of the acquiring company. Additional consideration will be paid in the form of common stock if certain future operating performance targets are met. The transaction will be reported as a purchase, with contingent consideration (if paid) being added to the cost of the acquisition. The additional consideration would increase the amount of goodwill arising from the acquisition. Final determination of the purchase price allocation amounts had not been determined as of December 16, 2005.